SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

July 7, 2003
(Date of earliest event reported)

SHURGARD STORAGE CENTERS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-11455	91-1603837

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1155 Valley Street
Suite 400
Seattle, Washington 98109-4426

(Address of principal executive offices, including zip code)

(206) 624-8100

(Registrant’s telephone number, including area code)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 5. Other Events

     We are filing this Current Report on Form 8-K in connection with (1) our proposed public offering of 4,000,000 shares of our common stock under our shelf registration statement that we initially filed with the Securities and Exchange Commission on September 27, 2002 and has since been declared effective and (2) our announcement that we have entered into agreements to acquire the 12.8% ownership interest in Shurgard Self Storage SCA, which we refer to as Shurgard Europe, held by affiliates of Deutsche Bank Aktiengesellschaft, which we refer to collectively as Deutsche Bank, and the 7.1% ownership interest in Shurgard Europe held by affiliates of AIG Global Real Estate Investment Corp., which we refer to collectively as AIG, for an aggregate of 90.6 million euro ($105.0 million as of July 1, 2003).

     Certain information included as part of the prospectus supplement dated July 7, 2003 relating to the offering of our common stock is attached hereto as Exhibit 99.1 and is incorporated herein by reference. On July 3, 2003, we issued a press release announcing the proposed offering of our common stock. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

     We anticipate that we will announce two items that will adversely impact reported earnings in the second quarter. We expect a non-recurring second quarter charge of up to $2.0 million associated with the potential impairment of a store in Texas that we acquired from a third party in the mid 1980’s that has structural defects associated with deteriorating concrete. Also, we anticipate recording a second quarter loss of approximately $1.2 million related to a 2001 derivative transaction that does not qualify for hedge accounting treatment.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.	Description

99.1	Supplemental information
99.2	Press release dated July 3, 2003
99.3	Press release dated July 7, 2003

Item 9. Regulation FD Disclosure

     The information included in this section is intended to be furnished under “Item 12. Results of Operations and Financial Condition” and is furnished under this Item 9 in accordance with SEC Release No. 33-8216.

     On July 7, 2003, we issued a press release announcing that we have entered into agreements to acquire the Deutsche Bank’s 12.8% ownership interest and AIG’s 7.1% ownership interest in Shurgard Europe for an aggregate of 90.6 million euro ($105.0 as of July 2, 2003). A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHURGARD STORAGE CENTERS, INC.

	By	/s/ Christine M. McKay

Christine M. McKay, Senior Vice President,
Dated: July 7, 2003		General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Supplemental information
99.2	Press release dated July 3, 2003
99.3	Press release dated July 7, 2003

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